UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 15, 2012

Date of Report

Date of earliest event reported

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue N.E., Suite 1200 Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 15, 2012, InfoSpace announced its financial results for the three-month and full-year periods ended December 31, 2011. A copy of the press release is furnished to, but not filed with, the Commission as Exhibit 99.1 hereto.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

99.1	Press Release, dated February 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2012

INFOSPACE, INC.

By:	/s/ Eric M. Emans
Eric M. Emans
Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release, dated February 15, 2012